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                                                                    EXHIBIT 10.1





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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                               PURCHASE AGREEMENT

                                    Between

                             ADVANTA NATIONAL BANK,

                                 as Originator,

                             ADVANTA FINANCE CORP.,

                                 as Originator

                                      and

                    ADVANTA MORTGAGE CONTUIT SERVICES, INC.,

                                  as Purchaser


                          Dated as of November 1, 1997
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                               Table of Contents

                                                                                                                             Page
ARTICLE I Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II Procedures for Purchases of Mortgage Loans;  Conditions Precedent;
                       Settlements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
      Section 2.01.    Purchase and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
      Section 2.02.    Delivery of Documents; Purchase of Initial Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . 6
      Section 2.03.    Delivery of Documents; Purchases of Subsequent Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . 7
      Section 2.04.    Purchase Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
      Section 2.05.    Survival of Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
      Section 2.06.    Proceeds of Mortgage Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
      Section 2.07.    Defective Mortgage Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE III               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

      Section 3.01.    Intent of Parties; Security Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE IV Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      Section 4.01.    Representations and Warranties of each Originator  . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      Section 4.02.    Representations and Warranties Regarding Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 4.03.    Representations and Warranties of Purchaser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
      Section 4.04.    Remedies for Breach of Representations and Warranties; Repurchase Obligation   . . . . . . . . . . . .  17

ARTICLE V Covenants and Warranties of the Originators . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      Section 5.01.    Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      Section 5.02.    Negative Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE VI Sale of Mortgage Loans from the Purchaser to the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      Section 6.01.    Sale and Servicing Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE VII Termination;  Additional Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Section 7.01.    Termination of Commitment to Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Section 7.02.    Additional Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE VIII Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE IX Exclusive Benefit of Parties; Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE X Amendment; Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE XI Execution in Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE XII Effect of Invalidity of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

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
ARTICLE XIII Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE XIV Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE XV Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE XVI Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE XVII RESPA Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE XVIII Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE XIX Consent to Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE XX Submission to Jurisdiction; Waiver of Trial by Jury  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE XXI Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE XXII Further Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25



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                 PURCHASE AGREEMENT ("Agreement") dated as of November 1, 1997 among Advanta Finance Corp., a Nevada corporation (an "Originator"), Advanta National Bank, a national banking association (an "Originator") and Advanta Mortgage Conduit Services, Inc. ("Purchaser").

                 WHEREAS, the Originators desire to sell from time to time to Purchaser the Initial Mortgage Loans and Subsequent Mortgage Loans (each as hereinafter defined), and Purchaser desires to purchase such Initial Mortgage Loans and Subsequent Mortgage Loans, each in accordance with the terms and conditions set forth in this Agreement.

                 NOW, THEREFORE, the parties, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  Definitions

                 Capitalized terms not defined herein shall have the meanings set forth in the Sale and Servicing Agreement. As used in this Agreement, the following terms shall have the following meanings:

                 "Additional Balance": As to any Mortgage Loan and day, the aggregate amount of all Draws conveyed to the Trust pursuant to Section 2.1 of the Sale and Servicing Agreement.

                 "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the recordation of the pledge of the Mortgage Loans to the Indenture Trustee for the benefit of the Class A Noteholders.

                 "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York or in the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

                 "Class A Note": Any note executed and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit A-1 to the Indenture.

                 "Class A Noteholder":  The holder of a Class A Note.

                 "Closing Date":  November 20, 1997.

                 "Collateral":  As defined in Article III hereof.
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                 "Credit Line Agreement":  With respect to any Mortgage Loan, the related home equity line of credit agreement, security instrument and promissory note executed by the related Mortgagor and any amendment or modification thereof.

                 "Cut-Off Date": With respect to each Initial Mortgage Loan, November 1, 1997 and with respect to each Subsequent Mortgage Loan, the date on which such Subsequent Mortgage Loan was transferred to the Trust.

                 "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the related Cut-Off Date.

                 "Draw": With respect to any Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

                 "Event of Termination":  As defined in Article IX hereof.

                 "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

                  "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

                 "Indenture": The Indenture dated as of November 1, 1997 between the Trust and the Indenture Trustee.

                 "Indenture Trustee": Bankers Trust Company of California, N.A. or any successor Indenture Trustee appointed in accordance with the Indenture that has accepted such appointment in accordance with the Indenture.

                 "Initial Mortgage Loans": Mortgage Loans transferred and assigned to the Indenture Trustee on the Closing Date.

                 "Issuer":  Advanta Home Equity Loan Trust 1997-A.

                 "Liquidated Mortgage Loan": As defined in Section 4.13(b) of the Sale and Servicing Agreement. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or 4.10 of the Sale and Servicing Agreement is not a "Liquidated Mortgage Loan".

                 "Loan Rate":  As defined in the Sale and Servicing Agreement.

                 "Losses": Any and all out-of-pocket losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements) directly incurred by any person specified in this Agreement, resulting from transactions entered into under this Agreement (other than liability for taxes). Losses must be accounted for and





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presented for reimbursement documented in reasonable detail and within a reasonable time.

                 "Master Servicer": Advanta Mortgage Corp. USA, a Delaware corporation, and its permitted successors and assigns.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Credit Line Agreement.

                 "Mortgage Files": For each Mortgage Loan, the items listed on Exhibit B of the Sale and Servicing Agreement.

                 "Mortgage Loan Schedule": A schedule of Mortgage Loans transferred to the Trust, attached hereto as Schedule II, as it may be further supplemented in connection with subsequent transfers of Subsequent Mortgage Loans.

                 "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 2.1(a) of the Sale and Servicing Agreement, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Sponsor, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. The term "Mortgage Loan" includes the terms "Initial Mortgage Loan," and "Subsequent Mortgage Loan".

                 "Mortgaged Property": The underlying property securing a Mortgage Loan.

                 "Mortgagor":  The obligor on a Credit Line Agreement.

                 "Note Account": The note account established in accordance with Section 8.3 of the Indenture and maintained by the Indenture Trustee.

                 "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

                 "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Class A Noteholders, which shall be the 25th day of each month, commencing in the month following the Closing Day or, if such day is not a Business Day, then on the succeeding Business Day.





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                 "Policy":  The financial guaranty insurance policy number
AB0132BE, dated as of the Closing Date, issued by Ambac Assurance Corporation to the Indenture Trustee for the benefit of the Class A Noteholders.

                 "Principal Balance": As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the Principal Balance of any such Mortgage Loan in accordance with the related Credit Line Agreement prior to such day. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance of zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan and at all times thereafter.

                 "Purchase": Any purchase of Subsequent Mortgage Loans by Purchaser from Originators pursuant to the terms hereof and of the applicable Purchase Request.

                 "Purchase Date": With respect to the Subsequent Mortgage Loans, the Subsequent Transfer Date.

                 "Purchase Price": With respect to the Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date 98%; with respect to the Principal Balances of all Additional Balances and all Subsequent Mortgage Loans 98%.

                 "Purchase Request": A request for the purchase of Subsequent Mortgage Loans in the form of Exhibit A hereto.

                 "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 2.2(b), 3.3 or 3.4 of the Sale and Servicing Agreement, which (i) bears a variable rate of interest, (ii) has a Loan Rate at least equal to the Loan Rate of the Mortgage Loan being replaced, (which shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the respective Originator's credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than the Payment Date occurring in February 20, 2024, (vi) has a Combined Loan-to-Value Ratio as of the Initial Cut-Off Date or Subsequent Cut-Off Date, as applicable, no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) is in the same lien position or better.

                 "Reference Bank":  As defined in the Indenture.

                 "Reference Bank Rate":  As defined in the Indenture.





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
                 "Remittance Period": As to any Payment Date, the calendar month preceding the month of such Payment Date.

                 "REO Property": A Mortgaged Property acquired by the Master Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                 "Repurchase Price": The sum of (a) product of (i) the outstanding principal balance of the related Mortgage Loan as of such date of repurchase and (ii) the related Purchase Price, plus (b) any accrued interest as of such date.

                 "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of November 1, 1997 among the Originator, the Purchaser, the Issuer and the Indenture Trustee.

                 "SEC": The Securities and Exchange Commission and any successor thereto.

                 "Shareholder's Equity": The aggregate "assets" of Originator less the aggregate "liabilities" of Originator, with the term "asset" having the meaning ascribed to such term by GAAP and the term "liabilities" being those obligations or liabilities of the Originator which, in accordance with GAAP, would be included on the liability side of the Originator's balance sheet.

                 "Sponsor":  Advanta Mortgage Conduit Services, Inc.

                 "Subsequent Mortgage Loans": Mortgage Loans sold by the Originator to the Purchaser on any Subsequent Transfer Date.

                 "Subsequent Transfer Date": Any date on which the Originator transfers to the Purchaser Subsequent Mortgage Loans in accordance with the Sale and Servicing Agreement.

                 "Termination Date": The date of termination of the Trust in accordance with the Trust Agreement.

                 "Trust": The trust created by the Trust Agreement, the corpus of which consists of the Mortgage Loans, such other assets as shall from time to time be identified as deposited in a Certificate Account in accordance with the Sale and Servicing Agreement, property that secured a Mortgage Loan and that has become REO, the rights of the Sponsor in certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Mortgage Loans, the Policy, an assignment of certain rights of the Sponsor under this Agreement, such assets as may be deposited from time to time in a pre-funding account, rights to certain amounts in a spread account and all proceeds of each of the foregoing (exclusive of payments of accrued interest on the Mortgage Loans which are due on or prior to the Cut-Off Date).





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                 "Trust Agreement":  The Trust Agreement dated as of November
1, 1997 between the Sponsor and Wilmington Trust Company, as Owner Trustee.

                                   ARTICLE II

                 Procedures for Purchases of Mortgage Loans;
                      Conditions Precedent; Settlements

                 Section 2.01. Purchase and Sale. (a) On the Closing Date in consideration for the Purchase Price, each Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest in and to (i) each Initial Mortgage Loan, including its Principal Balances and all collections in respect thereof received on or after the Cut-Off Date (excluding payments in respect of accrued interest due prior to the Cut-Off Date); (ii) property that secured an Initial Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) each Originator's rights under the hazard insurance policies and (iv) all proceeds with respect to the foregoing. From time to time, with respect to any Subsequent Mortgage Loan, pursuant to the terms of this Agreement, each Originator shall, on the related Subsequent Transfer Date transfer, assign, set over and otherwise convey to the Purchaser without recourse all of its right, title and interest in and to the Principal Balances of the Subsequent Mortgage Loans and all collections in respect thereof received after the Cut-Off Date for the Subsequent Mortgage Loans or, with respect to any Additional Balances with respect thereto, on or after the date of transfer to the Trust.

                 (b) Each such purchase with respect to the Subsequent Mortgage Loans, shall be initiated by each Originator pursuant to the delivery to Purchaser of a Purchase Request in the manner set forth in Section 2.04.

                 Section 2.02. Delivery of Documents; Purchase of Initial Mortgage Loans. Prior to the purchase of Initial Mortgage Loans:

                 (a) Each Originator shall have delivered to the Purchaser or any agent appointed by the Purchaser the Mortgage File for each of the Mortgage Loans.

                 (b) Purchaser shall have received a Mortgage Loan Schedule pertaining to the related Mortgage Loans.

                 (c) Purchaser shall have received copies of the resolutions of the Board of Directors of each Originator, certified by its respective Secretary, approving this Agreement.

                 (d) Purchaser shall have received the Articles of Incorporation or Charter, respectively, of each Originator.

                 (e) Purchaser shall have received a certificate of the Secretary or Assistant Secretary of each Originator certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement, and any other





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
         documents to be delivered by it hereunder and (ii) a copy of each Originator's By-laws.

                 (f) Purchaser shall have received an opinion of counsel to the Originators as to the due authorization, execution and delivery by each Originator of this Agreement and as to the validity and enforceability of the transfers contemplated hereunder and addressing such other matters as the Purchaser may reasonably request.

                 (g) Each Originator shall have instructed the applicable debtor, trustee, paying agent, authenticating agent, transfer agent, registrar, predecessor in interest, owner (if the Mortgage Loans are in the form of a security agreement), or servicer, if any, in respect of the related Mortgage Loans to reflect on their books and records the transfer of such Mortgage Loans to Purchaser, as owner or secured party (if the Mortgage Loans are in the form of a security agreement).

                 (h) Purchaser shall have received the most recent available standard servicing or lien reports in summary form, if any, with respect to all of the mortgages in each Originator's portfolio similar to the Mortgage Loans.

                 (i) The Purchaser shall be permitted to perform its standard loan review of each Mortgage Loan to be purchased.

                 (j) UCC-1 financing statements duly executed by each Originator as debtor shall have been filed naming the Purchaser as secured party and the Indenture Trustee on behalf of the Trust as assignee.

                 Section 2.03. Delivery of Documents; Purchases of Subsequent Mortgage Loans. Prior to any purchase of Subsequent Mortgage Loans after the purchase of Initial Mortgage Loans, the actions, conditions and deliveries specified in Section 2.02 shall have been taken or made, as the case may be with respect to the Subsequent Mortgage Loans.

                 Section 2.04. Purchase Requests. Each Originator shall deliver to Purchaser a Purchase Request at least three Business Days prior to the proposed Purchase Date for any Purchase (unless otherwise agreed by the parties). Purchaser shall indicate its acceptance or declination of each Purchase Request by completing the appropriate section of the Purchase Request and returning the copy thereof to the respective Originator; provided, however, that Purchaser hereby agrees to accept each Purchase Request if all of the conditions to such Purchase provided for in this Agreement (including, without limitation, Section 2.02 hereof and the conditions with respect to the purchase of Subsequent Mortgage Loans) have been satisfied.

                 With respect to all Purchase Requests, if Purchaser does not send a copy of a completed Purchase Request to Originator within at least three Business Days prior to the proposed Purchase Date (five Business Days, if the related Purchase Request was received by Purchaser at least two calendar weeks prior to the proposed Purchase Date), Purchaser shall be deemed to have accepted such Purchase Request. Each Purchase





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
Request accepted by Purchaser shall be irrevocable and binding on Purchaser and the respective Originator. The respective Originator shall indemnify Purchaser and hold it harmless against any Losses incurred by Purchaser as a result of any failure by the respective Originator to timely deliver the Subsequent Mortgage Loans subject to such Purchase. On the applicable Purchase Date, the Purchaser shall pay Originator the Purchase Price for the related Subsequent Mortgage Loans against receipt of the documents required to be delivered by Originator pursuant to Section 2.03.

                 Section 2.05. Survival of Representations. The terms and conditions of the purchase of each Mortgage Loan shall be as set forth in this Agreement. Each Originator will be deemed on the Closing Date and on each Purchase Date to have made to Purchaser the representations and warranties set forth in Article IV hereof and such representations and warranties of each Originator shall be true and correct on and as of the Closing Date and on and as of such Purchase Date. Each Purchase Request made by each Originator shall be deemed to be a restatement of each of the covenants of such Originator made pursuant to Article V of this Agreement. In addition, each Originator shall reaffirm the representations and warranties contained in Article IV on the date of disposition of the Mortgage Loans by the Purchaser pursuant to the Sale and Servicing Agreement.

                 Section 2.06. Proceeds of Mortgage Loans. The transfer and sale hereby of all of the Originators' right, title and interest in and to each Mortgage Loan shall include all proceeds, products and profits derived therefrom, including, without limitation, all scheduled payments of principal of and interest on such Mortgage Loan and other amounts due or payable or to become due or payable in respect thereof and proceeds thereof, including, without limitation, all monies, goods and other tangible or intangible property received upon the liquidation or sale thereof, except any payments in respect of accrued interest due prior to the Cut-Off Date.

                 Section 2.07. Defective Mortgage Loans. If any Mortgage Loan is re-transferred to the Purchaser pursuant to Section 2.2(b) of the Sale and Servicing Agreement, the respective Originator shall, at the Purchaser's option, either (a) repurchase such Mortgage Loan at the Repurchase Price, or
(b) provide a Qualified Replacement Mortgage if the respective Originator has any such loans available for sale at the time, subject to the terms and conditions of the Sale and Servicing Agreement.

                                  ARTICLE III


                 Section 3.01. Intent of Parties; Security Interest. Purchaser and each Originator confirm that the transactions contemplated herein are intended as purchases and sales rather than as loan transactions. In the event, for any reason, and solely in such event, any transaction hereunder is construed by any court or regulatory authority as a loan or other purchase and sale of the related Mortgage Loans, each Originator shall be deemed to have hereby pledged to Purchaser as security for the performance by each Originator of all of its obligations from time to time arising hereunder and under any and all Purchases effected pursuant thereto, and shall be deemed to have granted to Purchaser a security interest in, the related Mortgage Loans and all distributions in respect thereof,





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
and the proceeds of any and all of the foregoing (collectively, the "Collateral"). In furtherance of the foregoing, (i) this Agreement shall constitute a security agreement, (ii) Purchaser shall have all of the rights of a secured party with respect to the Collateral pursuant to applicable law and
(iii) Originator shall execute all documents, including, but not limited to, financing statements under the Uniform Commercial Code as in effect in any applicable jurisdictions, as the Purchaser may reasonably require to effectively perfect and evidence Purchaser's first priority security interest in the Collateral. Each Originator also covenants not to pledge, assign or grant any security interest to any other party in any Mortgage Loan sold to Purchaser.

                                   ARTICLE IV

                         Representations and Warranties

                 Section 4.01. Representations and Warranties of each Originator. Each Originator represents, warrants and covenants to the Purchaser as of the Closing Date and with respect to the Subsequent Mortgage Loans as of each related Subsequent Transfer Date that:

                   (i) each Originator is duly organized, validly existing and in good standing under its respective jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Originator in any state in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                   (ii) each Originator has the full corporate power and authority to originate each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement by each Originator has been duly authorized by all necessary corporate action on the part of each Originator; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of each Originator, enforceable against each Originator in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by federal or state bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                   (iii) the execution and delivery of this Agreement by each Originator, the consummation by each Originator of the transactions herein contemplated, and the fulfillment by each Originator of or compliance by each Originator with the terms hereof will not (A) result in a breach of any term or provision of the charter or by-laws of each Originator or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which each Originator is a party or by which it may be bound, or any statute, order or regulation applicable to each Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over each Originator, which breach, violation, default or non-compliance would have a material adverse effect on (a) the business, operations, financial condition, properties or assets of each Originator taken as a whole or (b) the ability of each Originator to perform its obligations under this Agreement; and each Originator is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Originator's knowledge, would in the future reasonably be expected to materially and adversely affect, (x) the ability of each Originator to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of each Originator taken as a whole;

                   (iv) each Originator is, and currently intends to remain, in good standing and qualified to do business in each jurisdiction where failure to be so qualified or licensed would have a material adverse effect on (a) the business, operations, financial condition, properties or assets of such Originator taken as a whole or
         (b) the enforceability of any Mortgage Loan in accordance with the terms of this Agreement;

                   (v) there is no litigation pending or, to each Originator's actual knowledge, overtly threatened against such Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or for each Originator to perform any of its other obligations hereunder in accordance with the terms hereof;

                   (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by each Originator of, or compliance by each Originator with, this Agreement or the consummation of the transactions contemplated hereby (except for such consents, approvals, authorizations, or orders to be obtained in connection with each Purchase Date with respect to future transactions to be consummated hereunder), or if any such consent, approval, authorization or order not relating to a future transaction is required, each Originator has obtained the same; and

                   (vii) each Originator has caused to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies of such Originator or a mortgagee applicable to the Mortgage Loans sold by such Originator.

                 Section 4.02. Representations and Warranties Regarding Mortgage Loans. With respect to the Mortgage Loans, each Originator represents and warrants to

Purchaser as of the Closing Date with respect to each Initial Mortgage Loan conveyed by such Originator and as of the related Subsequent Transfer Date with respect to each Subsequent Mortgage Loan conveyed by such Originator as follows:

                   (i) All of the original or certified documentation set forth in Section 2.1 of the Sale and Servicing Agreement (including all material documents related thereto) with respect to each Initial Mortgage Loan has been or will be delivered to the Purchaser on the Closing Day or, with respect to any Subsequent Mortgage Loans, on the related Subsequent Transfer Date. All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

                   (ii) As of the Closing Day with respect to the Initial Mortgage Loans, the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan (unless otherwise specified) and the applicable Transfer Date with respect to any Qualified Replacement Mortgage and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

                   (iii) As of the Closing Day and any Subsequent Transfer Date, no more than 1.50% of the related Cut-Off Date Pool Balance of the Mortgage Loans is secured by Mortgaged Properties located within any single zip code area. None of the Mortgage Loans consists of Date-of-Payment Loans;

                   (iv) The Mortgages and Credit Line Agreements have not been assigned or pledged, and each Originator is the sole owner and holder of the Mortgages and Credit Line Agreements free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the Class A Noteholder of the applicable Mortgage Loan, to sell, assign or transfer the same;

                   (v) As of the Closing Day with respect to the Initial Mortgage Loans, the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or. Mortgage. Neither the operation of any of the terms of each Credit Line Agreement and each Mortgage nor the exercise of any right thereunder will render either the Credit Line Agreement or the Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including, without limitation, the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                   (vi) No Minimum Monthly Payment is more than 59 days delinquent (measured on a contractual basis); and with respect to the Initial Mortgage Loans no more than 1.35% (by Initial Cut-Off Date Pool Balance) were 30-59 days delinquent (measured on a contractual basis). No Subsequent Mortgage Loan will be more than 59 days delinquent;

                   (vii) As of the related Cut-Off Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Qualified Replacement Mortgage, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

                   (viii) The weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis as of the Initial Cut-Off Date for the Mortgage Loans is approximately 253 months. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related Mortgage and Credit Line Agreement and applicable law. Over the term of each Initial Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps for the Initial Mortgage Loans range between 16.00% and 24.25%. The Initial Mortgage Loans margins range between 0.00% and 7.75% and the weighted average margin is approximately 3.32% as of the related Cut-Off Date for the Initial Mortgage Loans. The Loan Rates on such Initial Mortgage Loans range between 8.50% and 16.25% and the weighted average Loan Rate is approximately 11.82%; and

                   (ix) The Credit Limits on the Initial Mortgage Loans range between $10,000 and $300,000 with an average of $33,561.98. As of the Initial Cut-Off Date for the Initial Mortgage Loans, no Initial Mortgage Loan had a principal balance in excess of approximately $279,000 and the average principal balance of the Initial Mortgage Loans is equal to approximately $31,924.84.

                   (x) Each Mortgage Loan being transferred to the Trust is a Mortgage;

                   (xi) Each Subsequent Mortgage Loan complies with the requirements in Section 2.4 of the Sale and Servicing Agreement, including without limitation the conditions described in subsections
         (c) and (d) of such Section 2.4;

                   (xii) Each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include condominiums and townhouses but shall not include cooperatives or mobile homes attached to a foundation, or otherwise, or constitutes other than real property under applicable state law;

                   (xiii) No Mortgage Loan had a Combined Loan-to-Value Ratio in excess of 100%;

                   (xiv) As of the Closing Day with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans, each Mortgage is either a valid and subsisting first or second lien of record on the Mortgaged Property (subject in the case of any Second Mortgage Loan only to a Senior Lien on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes, (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                   (xv) Immediately prior to the transfer and assignment herein contemplated, each Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Originator (including its Cut-Off Date Pool Balance), all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Pool Balances with respect to the Mortgage Loans is subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment;

                   (xvi) There is no delinquent tax or assessment lien or mechanic's lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair;

                   (xvii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws;

                   (xviii)    With respect to each First Mortgage Loan, and, to
         the best of the Originator's knowledge, with respect to each Second Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of the Mortgage Loan and as of the Cut-Off Date and each applicable Transfer Date with respect to the Subsequent Mortgage Loan, each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued.

                   (xix) As of the Closing Day with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loan, each Credit Line Agreement is the legal, valid, binding and enforceable obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed;

                   (xx) The terms of each Credit Line Agreement and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Purchaser. The substance of any such alteration or modification is reflected on the related Schedule of Mortgage Loans and has been approved by the primary mortgage guaranty insurer, if any;

                   (xxi) Except as otherwise required by law, pursuant to the statute under which the related Mortgage Loan was made, or in the case of Mortgage Loans Originated by Advanta Finance Corp., the related Credit Line Agreement is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                   (xxii) Each Mortgaged Property is located in the state identified in the Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

                   (xxiii)    There is no proceeding pending or threatened for
         the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                   (xxiv)     With respect to each Second Mortgage Loan, either
         (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or
         (B) such consent has been obtained and is contained in the related Mortgage File;

                   (xxv) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by Indenture Trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a Indenture Trustee's sale or the right to foreclose the related Mortgage;

                   (xxvi) As of the Closing Day with respect to the Mortgage Loans and the applicable Transfer Date with respect to the Subsequent Mortgage Loans, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Credit Line Agreement and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Sponsor has not waived any default, breach, violation or event of acceleration;

                   (xxvii)    To the best knowledge of each Originator, all
         parties to the Credit Line Agreement and the Mortgage had legal capacity to execute the Credit Line Agreement and the Mortgage and each Credit Line Agreement and Mortgage have been duly and properly executed by such parties;

                   (xxviii)   No selection procedures reasonably believed by
         each Originator to be adverse to the interests of the Purchaser was utilized in selecting the Mortgage Loans;

                   (xxix) No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the Mortgage File delivered to the Purchaser;

                   (xxx) With respect to each Mortgage Loan that is not a first mortgage loan, the related prior lien requires equal monthly payments. At the time of origination of each Mortgage Loan that is not a first mortgage loan, the related prior lien was not more than 30 days delinquent;

                   (xxxi) All required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages have been made, obtained or issued, as applicable;

                   (xxxii)    No more than 81% of the Mortgage Loans are second
         mortgage loans;

                   (xxxiii)   With respect to each Mortgage Loan that is not a
         first mortgage loan, the related prior lien does not provide for negative amortization;

                   (xxxiv)    With respect to each Mortgage Loan that is not a
         first mortgage loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related prior lien if such prior lien provides for a balloon payment;

                   (xxxv) Each Mortgage Loan is secured by a property having an appraised value of less than $1,500,000;

                 Section 4.03. Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties, each of which representations and warranties (i) is material and being relied upon by the Originators and (ii) is true in all respects as of the date of this
Agreement:

                   (i) Purchaser has been duly organized and is validly existing as a corporation under the laws of the State of Delaware.

                   (ii) Purchaser has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement to be performed by it.

                   (iii) This Agreement has been duly authorized and executed by Purchaser, is valid, binding and enforceable against Purchaser in accordance with its terms, and the execution, delivery and performance by Purchaser of this Agreement does not conflict with any material term or provision of any other agreement to which Purchaser is a party or any term or provision of the Certificate of Incorporation or the By-laws of the Purchaser, or any law, rule, equation, order, judgment, writ, injunction or decree applicable to Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over Purchaser.

                   (iv) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution and delivery by Purchaser of this Agreement.

                   (v) To the best knowledge of Purchaser, there is no action, proceeding or investigation pending or threatened against Purchaser before any court, administrative agency or other tribunal
         (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which is likely to materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                   (vi) Each purchase of Initial Mortgage Loans and Subsequent Mortgage Loans hereunder shall constitute a representation by Purchaser to Originator that Purchaser understands, and that Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, its investment in the relevant Mortgage Loans.

                 Section 4.04. Remedies for Breach of Representations and Warranties; Repurchase Obligation. It is understood and agreed that the representations and warranties set forth in Section 4.01 and 4.02 shall survive each sale of Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and subsequent transferees notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage Loan File. With respect to the representations and warranties contained in Sections 4.01 and 4.02 which are made to the best of the Originator's knowledge or to the actual knowledge of the Originator, if it is discovered by either the Originator or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the Purchaser's interest therein, then notwithstanding the Originator's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, the Originator shall repurchase the related Mortgage Loan in accordance with this Section 4.04 as if the applicable representation or warranty was breached, subject to the terms and conditions of the Sale and Servicing Agreement. Upon discovery by either the Originator or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

                 Within 60 days of the earlier of either discovery by or notice to the respective Originator of any breach of a representation or warranty which materially and adversely affects the value of any Mortgage Loan or the Purchaser's interest therein, the respective Originator shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured or is not cured or is not being diligently pursued as evidenced by a notice acceptable to the Purchaser, as evidenced by the Purchaser's agreement thereto, at the end of such 60-day period, the respective Originator shall, at the Purchaser's option, either (a) repurchase such Mortgage Loan at the Repurchase Price, or (b) provide a Qualified Replacement Mortgage, if such Originator has any such loans available for sale at the time subject to the terms and conditions of the Sale and Servicing Agreement.

                 At the time of repurchase or substitution, the Purchaser and the respective Originator shall arrange for the assignment of such Mortgage Loan to the respective Originator and the delivery by the Purchaser to the respective Originator of the related Mortgage Loan Files.

                 In addition to such cure and repurchase obligation, the respective Originator shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Article IV (notwithstanding any limitation in such representation and warranty as to such Originator's knowledge). It is understood and agreed that the obligations of each Originator set forth in this
Section 4.04 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 4.04 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

                 Any cause of action against the respective Originator relating to or arising out of the breach of any representations and warranties made in Sections 4.01 or 4.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the respective Originator to the Purchaser, (ii) failure by the respective Originator to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the respective Originator by the Purchaser for compliance with the relevant provisions of this Agreement.

                                   ARTICLE V

                  Covenants and Warranties of the Originators

                 So long as this Agreement remains in effect or any Originator shall have any obligations hereunder, each Originator hereby covenants and agrees with Purchaser as follows:

                 Section 5.01.    Affirmative Covenants

                 (a) Each Originator shall do all things necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of such Originator to conduct its business or to perform its obligations under this Agreement.

                 (b) At all times during this Agreement, each Originator shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its obligations as they become due in the normal course of business.

                 (c) Each Originator shall permit the Purchaser or its accountants, attorneys or other agents access to all of the books and records relating to Mortgage Loans purchased and retained by Purchaser for inspection and copying during normal business hours at all places where such Originator conducts business.

                 Section 5.02.    Negative Covenants.

                 (a) Each Originator shall not assign or attempt to assign this Agreement or any rights hereunder, without first obtaining the specific written consent of Purchaser.

                 (b) Each Originator shall not amend its Articles of Incorporation or By-laws, which amendment shall have or is likely to have an adverse effect upon Purchaser or its interests under this Agreement, without the prior written consent of Purchaser.

                 (c) Each Originator shall not (i) dissolve or terminate its existence or (ii) transfer any assets to any affiliate except as otherwise expressly permitted or contemplated hereby.

                 (d) Except with the written consent of the Purchaser, the Originators shall not guarantee, endorse or otherwise in any way become or be responsible for any obligations of any other person, entity or affiliate, including, without limitation, whether directly or indirectly by agreement to purchase the indebtedness of any other person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purposes of paying or discharging any indebtedness or obligation of such other person or otherwise; provided, however, that nothing contained herein shall prevent the Originators from indemnifying their respective officers, directors and agents pursuant to their respective By-laws and their Articles of Incorporation.

                 (e) Each Originator will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto that relate to the Mortgage Loans or that materially and adversely affect the operations or financial conditions of such Originator.

                                   ARTICLE VI

             Sale of Mortgage Loans from the Purchaser to the Trust

                 Section 6.01. Sale and Servicing Agreement. It is the intent of each Originator and the Purchaser that with respect to the Mortgage Loans, the Purchaser shall concurrently sell all of its right, title and interest to the Mortgage Loans and all other property conveyed to it hereunder to the Trust pursuant to the Sale and Servicing Agreement.

                 With respect to such sale, each Originator agrees:

                   (i) to cooperate fully with the Purchaser and the Trust with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, insurers and such other parties as the Purchaser shall designate and participating in meetings with the Trust and providing information reasonably requested by the Trust;

                   (ii) to execute all other necessary documents to effect the transactions contemplated therein;

                   (iii) each Originator shall make the representations and warranties set forth herein regarding such Originator and the Mortgage Loans as of the date of the transfer to the Trust;

                   (iv) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Originator, its financial condition and the mortgage loan delinquency, foreclosure and loss experience of its portfolio as is customarily set forth in a prospectus supplement with respect to a comparable mortgage pool, the underwriting of mortgage loans, the servicer, the servicing and collection of mortgage loans, lending activities and loan sales of the servicer, regulatory matters and delinquency and loss experience and any additional information reasonably requested by the Purchaser, or as is otherwise reasonably requested by the Purchaser and which each Originator is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained in such information;

                   (v) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house opinions of counsel as are customarily delivered by originators and reasonably determined by the Purchaser to be necessary in connection with the transactions contemplated by the Sale and Servicing Agreement, it being understood that the cost of any opinions of outside special counsel that may be required shall be the responsibility of the respective Originator; and

                   (vi) to cooperate fully with the Purchaser and any prospective Purchaser with respect to the preparation of Mortgage Loan documents and other documents and with respect to servicing requirements reasonably requested by the rating agencies and insurers.

                                  ARTICLE VII

                       Termination;  Additional Remedies

                 Section 7.01. Termination of Commitment to Purchase. The agreement of the Purchaser to purchase Mortgage Loans from each Originator hereunder, and the agreement of each Originator to sell Mortgage Loans hereunder, shall terminate automatically on the first day of the Rapid Amortization Period. All other provisions hereof shall continue in force and effect until the Termination Date.

                 Section 7.02. Additional Remedies. Upon the occurrence of a Rapid Amortization Event under the Indenture due to an act or omission of a Originator (an "Event of Termination"), the Purchaser and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of an Event of Termination shall not deny to the Purchaser or its assignees any remedy in addition to termination of its obligations to make purchases hereunder to which the Purchaser or its assignee may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.

                                  ARTICLE VIII

                                      Term

                 This Agreement shall terminate on the Termination Date.

                                   ARTICLE IX

                    Exclusive Benefit of Parties; Assignment

                 This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person except the Sponsor, the Trust, the holders of the Class A Notes and the Insurer. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto except to the Trust.

                                   ARTICLE X

                               Amendment; Waivers

                 This Agreement may be amended from time to time only by written agreement of each Originator and Purchaser with the prior written consent of the Insurer, which consent shall not be unreasonably withheld. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

                                   ARTICLE XI

                           Execution in Counterparts.

                 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

                                  ARTICLE XII

                       Effect of Invalidity of Provisions

                 In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

                                  ARTICLE XIII

                                 Governing Law

                 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its rules regarding conflict of laws.

                                  ARTICLE XIV

                                    Notices

                 Any notices, consents, directions, demands and other communications given under this Agreement (unless otherwise specified herein) shall be in writing and shall be deemed to have been duly given when personally delivered at or telecopied to the respective addresses or facsimile numbers, as the case may be, set forth on the signature page hereof for each Originator and Purchaser, or to such other address or facsimile number as either party shall give notice to the other party pursuant to this Section. Notices, consents, etc., may also be effected by first class mail, postage prepaid sent to the foregoing addresses and will be effective upon receipt by the intended recipient.

                                   ARTICLE XV

                                Entire Agreement

                 This Agreement, including the Exhibits and Schedules hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

                                  ARTICLE XVI

                                  Indemnities

                 Without limiting any other rights which Purchaser or each Originator may have hereunder or under applicable law, and in addition to any other indemnity provided hereunder, each Originator hereby agrees to indemnify Purchaser and its respective officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all Losses incurred by any of them relating to or resulting from:

                 (1) any representation or warranty made by each Originator (or any officers, employees or agents of such Originator) under or in connection with this Agreement, any periodic report required to be furnished thereunder or any other information or document delivered by such Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                 (2) the failure by such Originator to (a) comply with any applicable law, rule or regulation with respect to any Purchase or (b) perform or observe any material obligation or covenant hereunder; or

                 (3) the failure by such Originator (if so requested by Purchaser) to execute and properly file, or any delay in executing and properly filing, financing statements or other similar instruments or documents under the Uniform Commercial Code of any applicable jurisdiction or other applicable laws with respect to the Mortgage Loans.

                 Promptly after receipt by an Indemnified Party under this
Article XVI of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Article XVI, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Article XVI. In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties. Upon receipt of notice from the indemnifying party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of Article XVI, representing the Indemnified Parties under this Article XVI, who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the Indemnified Party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                                  ARTICLE XVII

                               RESPA Obligations

                 Each Originator agrees to discharge on Purchaser's behalf all obligations, including, without limitation, all disclosure obligations, which Purchaser may have under the Real Estate Settlement Procedures Act of 1974, as amended, in connection with Purchaser's purchases of Mortgage Loans hereunder. Purchaser agrees to provide each Originator with such information as is reasonably necessary for each Originator to discharge such obligations and hereby appoints each Originator as its agent in its name for the purposes of, and only for the purposes of, performing such obligations. Each Originator hereby agrees to indemnify Purchaser and its respective officers, directors, agents and employees from any losses suffered by any such party in connection with each Originator's obligations under this Article XVII.

                                 ARTICLE XVIII

                                    Survival

                 All indemnities and undertakings of each Originator and Purchaser hereunder shall survive the termination of this Agreement.

                                  ARTICLE XIX

                               Consent to Service

                 Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Article XIV hereof.

                                   ARTICLE XX

              Submission to Jurisdiction; Waiver of Trial by Jury

                 With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party; provided that service of process is made as set forth in Article XIX hereof, or by any other lawful means. To the extent permitted by applicable law, Purchaser and each Originator each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

                                  ARTICLE XXI

                                  Construction

                 The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Articles, Sections, Schedules and Exhibits in this Agreement are to the Articles, Sections of and Schedules and Exhibits to this Agreement. The Schedules and Exhibits are hereby incorporated into and form a part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require and the word "including" means "including, but not limited to." Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE XXII

                               Further Agreements

                 Each Originator and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                 IN WITNESS WHEREOF, the Purchaser and each Originator have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                                     ADVANTA MORTGAGE CONDUIT SERVICES INC.,
                                         as Purchaser

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                     ADVANTA FINANCE CORP.,
                                         as Originator

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                     ADVANTA NATIONAL BANK,
                                         as Originator

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                               Purchase Agreement
                                   EXHIBIT A

                           [Form of Purchase Request]

Advanta Mortgage Conduit Services, Inc.
16875 West Bernardo Drive
San Diego, California  92127
Fort Washington, PA 19034

                 Pursuant to Section 2.04 of the Purchase Agreement dated as of November 1, 1997 between Advanta Finance Corp. and Advanta National Bank (the "Originators") and you, we hereby offer to sell, transfer and assign to you all of Originator's right, title and interest in and to the Subsequent Mortgage Loans identified in the attached schedule on the following date (the "Purchase
Date"):                , including any Additional Balances thereto.

                 Please acknowledge your acceptance of such offer by executing this Purchase Request in the space provided below and returning it to Advanta Mortgage Conduit Services, Inc. at _____________________________ by facsimile with an original acceptance to follow by first class mail.

                 The failure of Advanta Mortgage Conduit Services, Inc. to return this Purchase Request, after execution by Advanta Mortgage Conduit Services, Inc., to the Originators in the manner provided above within three Business Days prior to the Purchase Date (five business days, if this Purchase Request was received by you at least two calendar weeks prior to the above-referenced Purchase Date) shall constitute an acceptance of the offer communicated hereby.

                                             Very truly yours,

                                             [Originator]

                                             By:
                                                -----------------------------
                                                Name:
                                                Title:

Agreed to and acknowledged
this ____ day of __________, ____.
Advanta Mortgage Conduit Services, Inc.

By:
   --------------------------------------
   Name:
   Title: